Exhibit 99.2

3Q 2017 Conference Call

Forward - Looking Statements This presentation contains forward - looking statements concerning Atomera Incorporated (““ Atomera ,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to iden tif y forward - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended December 31, 2016 filed with the SEC on March 31, 2017 (the “2016 Annual Report”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statement s are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances desc rib ed in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera . The Company’s filings with the Securities Exchange Commission, including the 2016 Annual Report, include more information about factors that could affect the Company’s operatin g and financial results.

We assume no obligation to update information contained in this presentation. Although this presentati on may remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirm ing or confirming any of the information contained herein. 2

Technology at the Atomic Level 3 Company Overview Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $350B semiconductor market

4 Customer Engagement Phases Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase3 Integration Phase4 Installation Phase 5 Qualification Phase 6 Production Phase 1 Planning Phase 2 Setup First license decision point Based on wafer results

Atomera Confidential 5 Customer Pipeline 0 2 4 6 8 10 12 14 IPO 3Q 16 4Q 16 1Q 17 2Q17 3Q17 Quarterly Pipeline Growth Phase 1 Phase 2 Phase 3 Now engaged with 40% of the world’s top semiconductor makers* * 8 of the top 20 (IC Insights, McClean Report 2017)

Atomera Technology Supported by Synopsys Sentaurus in Latest Release Industry leading Sentaurus TCAD software will assist design engineers in modeling Atomera's semiconductor performance enhancement technology LOS GATOS, CA -- ( Marketwired ) -- 10/10/17 -- Atomera Incorporated (NASDAQ: ATOM) Highlights: • Atomera's Mears Silicon Technology™ (MST®) enhances transistors to deliver significantly better performance in today's electronics. • Atomera's MST module can now be modeled using the latest release of Synopsys' Sentaurus ™ TCAD . • Sentaurus TCAD tools help manufacturers develop and optimize semiconductor process technologies and devices Synopsys Software Press release : Atomera Technology Supported by Synopsys Sentaurus in Latest Release Industry leading Sentaurus TCAD software will assist design engineers in modeling Atomera's semiconductor performance enhancement technology LOS GATOS, CA -- ( Marketwired ) -- 10/10/17 -- Atomera Incorporated (NASDAQ: ATOM) • Atomera's Mears Silicon Technology™ (MST®) enhances transistors to deliver significantly better performance in today's electronics. • Atomera's MST module can now be modeled using the latest release of Synopsys' Sentaurus ™ TCAD • Sentaurus TCAD tools help manufacturers develop and optimize semiconductor process technologies and devices Without MST With MST Measured Results Simulated Results

4 Customer Engagement Phases Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase3 Integration Phase4 Installation Phase 5 Qualification Phase 6 Production Phase 1 Planning Phase 2 Setup First decision point Based on TCAD results

Financials * For a full reconciliation of GAAP and non - GAAP results, please see our press release issued November 6, 2017. 8 Q3 2017 Q2 2017 Q1 2017 GAAP Results Operating Expense ($3.3M) ($3.7M) ($3.6M) Net Loss ($3.3M) ($3.6M) ($3.5M) Loss Per Share ($0.27) ($0.30) ($0.29) Reconciliation between GAAP & Non-GAAP* Net Loss (GAAP) ($3.3M) ($3.6M) ($3.5M) Interest Expense - - - Stock-Based Compensation ($0.9M) ($1.4M) ($1.2M) Adjusted EBITDA (Non-GAAP)* ($2.4M) ($2.2M) ($2.4M) Cash at September 30, 2017 $19.6M Shares Outstanding at September 30, 2017 12,160,637 2017

3Q 2017 Conference Call